EXHIBIT 99.1


               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials

BOND PROFILE SUMMARY

                             Avg.    CBE            1st   Last   Mod.  Legal
Class   Original    Coupon   Life  Yield            Pay    Pay   Dur.  Final
 Name        Par       (%)  (yrs)    (%)   Price (mm/yy)(mm/yy) (yrs) (mm/yy)
- -----------------------------------------------------------------------------
To Maturity:
A1    136,000,000    6.70   1.00   6.515   100-00  9/96   6/98  0.93   2/11
A2     33,000,000    6.95   2.10   6.909   100-00  6/98  12/98  1.89   7/11
A3     72,000,000    7.15   3.00   7.151   100-00 12/98   5/00  2.61   7/11
A4     30,000,000    7.25   4.12   7.279   100-00  5/00   3/01  3.45   7/11
A5     42,000,000    7.48   5.22   7.528   100-00  3/01   8/02  4.17   8/11
A6     54,000,000    7.75   7.49   7.821   100-00  8/02   2/06  5.47   3/16
A7     33,000,000    8.00  12.05   8.093   100-00  2/06   8/11  7.42   9/27
IO    400,000,000    1.20   3.92                   9/96   8/11
A8    150,000,000   FLOAT   4.59           100-00  9/96   3/20         9/27
IO    150,000,000    1.20   4.59                   9/96   3/20
- ----------------------------------------
To Call:
A7     33,000,000    8.00   9.57   8.086   100-00  2/06   3/06  6.45   9/27
A8    150,000,000   FLOAT   4.05           100-00  9/96   3/06         9/27

(1) Fixed Rate Certificates (Class A1-A7) Prepayment Curve (PPC)= 110% of PPC. A 100% Prepayment Assumption assumes prepayments start at 4% in month 1, rise by 1.455 per month to 20% CPR in month 12 at 20% CPR thereafter on a seasoning adjusted basis.
(2) Adjustable Rate Certificates (Class A8) Prepayment Curve (PPC) = 18% CPR throughout the life of the collateral.
(3) Coupon and price are assumed for computational materials.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

BOND PROFILE SUMMARY

            % of PPC:   0%        55%      110%      165%     192.5%      220%
Implied Seasoned CPR:   0%        11%       22%       33%      38.5%      44%
- -----------------------------------------------------------------------------


CLASS A1 $136,000,000; Legal Final 2/11
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.70%; Assumed Price: 100-00)
 Bond Yield:           6.75      6.62      6.51      6.43      6.39      6.36
 Average Life:         8.06      1.65      1.00      0.76      0.69      0.63
 Duration:             5.70      1.50      0.93      0.72      0.65      0.60
 First Prin Pay:       9/96      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:        8/10     12/99      6/98     12/97     10/97      9/97
- -----------------------------------------------------------------------------


CLASS A2 $33,000,000; Legal Final 7/11
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 6.95%; Assumed Price: 100-00)
 Bond Yield:           7.02      6.97      6.91      6.85      6.83      6.80
 Average Life:        14.67      3.80      2.10      1.49      1.31      1.17
 Duration:             8.92      3.24      1.89      1.37      1.21      1.09
 First Prin Pay:       8/10     12/99      6/98     12/97     10/97      9/97
 Last Prin Pay:        7/11     12/00     12/98      4/98      1/98     12/97
- -----------------------------------------------------------------------------


CLASS A3 $72,000,000; Legal Final 7/11
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 7.15%; Assumed Price: 100-00)
 Bond Yield:           7.23      7.19      7.15      7.11      7.09      7.06
 Average Life:        14.90      5.55      3.00      2.05      1.78      1.57
 Duration:             8.89      4.42      2.61      1.85      1.62      1.44
 First Prin Pay:       7/11     12/00     12/98      4/98      1/98     12/97
 Last Prin Pay:        7/11      8/03      5/00      2/99     10/98      7/98
- -----------------------------------------------------------------------------

               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials



BOND PROFILE SUMMARY

            % of PPC:   0%        55%      110%      165%     192.5%      220%
Implied Seasoned CPR:   0%        11%       22%       33%      38.5%      44%
- -----------------------------------------------------------------------------


CLASS A4 $30,000,000; Legal Final 7/11
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 7.25%; Assumed Price: 100-00)
 Bond Yield:           7.33      7.31      7.28      7.24      7.23      7.21
 Average Life:        14.90      7.68      4.12      2.77      2.35      2.05
 Duration:             8.83      5.70      3.45      2.43      2.09      1.84
 First Prin Pay:       7/11      8/03      5/00      2/99     10/98      7/98
 Last Prin Pay:        7/11      1/05      3/01      9/99      3/99     11/98
- -----------------------------------------------------------------------------


CLASS A5 $42,000,000; Legal Final 8/11
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 7.48%; Assumed Price: 100-00)
 Bond Yield:           7.56      7.55      7.53      7.50      7.48      7.47
 Average Life:        14.91      9.66      5.22      3.48      2.96      2.54
 Duration:             8.70      6.64      4.17      2.96      2.57      2.24
 First Prin Pay:       7/11      1/05      3/01      9/99      3/99     11/98
 Last Prin Pay:        8/11      9/07      8/02      8/00      1/00      7/99
- -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS A6 $54,000,000; Legal Final 3/16
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 7.75%; Assumed Price: 100-00)
 Bond Yield:           7.84      7.84      7.82      7.80      7.79      7.78
 Average Life:        16.52     13.29      7.49      4.95      4.19      3.60
 Duration:             8.99      8.00      5.47      3.96      3.45      3.03
 First Prin Pay:       8/11      9/07      8/02      8/00      1/00      7/99
 Last Prin Pay:        1/16      7/11      2/06     11/02     12/01      3/01
- -----------------------------------------------------------------------------

               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials



BOND PROFILE SUMMARY

            % of PPC:   0%        55%      110%      165%     192.5%      220%
Implied Seasoned CPR:   0%        11%       22%       33%      38.5%      44%
- -----------------------------------------------------------------------------


CLASS A7 $33,000,000; Legal Final 9/27
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon 8.00%; Assumed Price: 100-00)
 Bond Yield:           8.10      8.10      8.09      8.08      8.07      8.07
 Average Life:        24.50     15.79     12.05      8.19      6.90      5.90
 Duration:            10.33      8.64      7.42      5.75      5.08      4.51
 First Prin Pay:       1/16      7/11      2/06     11/02     12/01      3/01
 Last Prin Pay:        2/26     10/18      8/11      6/09      6/07     11/05
- ----------------------
CALL (Assumed Coupon 8.00%; Assumed Price: 100-00)
 Bond Yield:           8.10      8.10      8.09      8.07      8.06      8.05
 Average Life:        24.11     14.90      9.57      6.32      5.32      4.49
 Duration:            10.28      8.41      6.45      4.78      4.18      3.63
 First Prin Pay:       1/16      7/11      2/06     11/02     12/01      2/01
 Last Prin Pay:        8/23      7/11      3/06     12/02     12/01      2/01
- -----------------------------------------------------------------------------



                 CPR:   0%        9%        18%       27%      31.5%      36%
- -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CLASS A8 $150,000,000; Legal Final 9/27
- -----------------------------------------------------------------------------
TO MATURITY (Assumed Coupon FLOAT; Assumed Price: 100-00)
 Average Life:        21.52      8.55      4.59      2.97      2.48      2.11
 First Prin Pay:       9/96      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:        5/26      9/25      3/20     11/12      5/10      5/08
- ----------------------
CALL (Assumed Coupon FLOAT; Assumed Price: 100-00)
 Average Life:        21.14      7.39      4.05      2.62      2.20      1.87
 First Prin Pay:       9/96      9/96      9/96      9/96      9/96      9/96
 Last Prin Pay:        8/23      7/11      3/06     12/02     12/01      2/01
- -----------------------------------------------------------------------------

               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials


 FIXED RATE COLLATERAL SUMMARY

  Total Number of Loans                 5,804  Level Pay/Balloon  46.20%/53.80%
  Total Outstanding Loan Balance $342,547,288  1st Lien/2nd Lien  91.71%/ 8.29%

                                          RANGE            % TOTAL   # LOANS
  Avg Loan Balance  $  59,019.17  less than or
                                   equal to  24,999.99       4.65      866
  Highest Balance   $ 429,250.00   25,000 -  49,999.99      23.39    2,144
  Lowest Balance    $   4,627.50   50,000 -  74,999.99      24.79    1,395
                                   75,000 -  99,999.99      16.44      654
                                  100,000 - 199,999.99      25.41      674
                                  200,000 - 429,250.00       5.32       71

                                          RANGE            % TOTAL   # LOANS
  Wtg Avg Coupon          11.85%       less than or
                                        equal to 8.99%       2.19       95
  Highest Coupon          21.90%        9.00% - 10.99%      31.00    1,522
  Lowest Coupon            7.99%       11.00% - 12.99%      46.85    2,605
                                       13.00% - 14.99%      16.23    1,251
                                       15.00% - 16.99%       3.43      297
                                       17.00% - 21.90%        .30       34

                                            RANGE       LEVEL PAY    BALLOON
  Wtd Avg Remaining Term   207.05            1 - 120      2.30%        .00%
  Highest Remaining Term      360          121 - 180     15.21%      53.77%
  Lowest Remaining Term        58          181 - 240     18.37%        .01%
                                           241 - 360     10.32%        .02%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  Wtd Avg Seasoning           .91
  Highest Seasoning            19
  Lowest Seasoning              0


                                          RANGE            % TOTAL   # LOANS
  Wtd Avg Orig CLTV      73.87%      0.01%  -  65.00%       21.51    1,671
  Highest CLTV          125.00%     65.01%  -  75.00%       24.49    1,404
  Lowest CLTV             7.00%     75.01%  -  80.00%       29.21    1,596
                                    80.01%  -  85.00%       15.29      779
                                    85.01%  - 125.00%        9.49      354


  Property Type                      Occupancy Status
    Single Family        87.69%        Primary Residence     95.33%
    Two to Four Family    9.65%        Other                  4.67%
    Other                 2.66%


  Geographics NJ 10%, MI 10%, NY 9%, OH 8%, PA 7%, IL 7%

               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials


 FLOATING RATE COLLATERAL SUMMARY

  Total Number of Loans                 1,506     Level Pay/Balloon 99.65%/0.35
  Total Outstanding Loan Balance $126,086,840     1st Lien         100.00%

                                          RANGE            % TOTAL   # LOANS
  Avg Loan Balance  $  83,723.00  less than or
                                   equal to  24,999.99       1.04       65
  Highest Balance   $ 352,359.92   25,000 -  49,999.99      11.40      373
  Lowest Balance    $  10,000.00   50,000 -  74,999.99      18.86      384
                                   75,000 -  99,999.99      17.63      256
                                  100,000 - 199,999.99      39.45      370
                                  200,000 - 352,359.92      11.61       58

                                          RANGE            % TOTAL   # LOANS
  Wtg Avg Coupon          10.04        less than or
                                        equal to 7.99%       3.36       36
  Highest Coupon          15.55%        8.00% -  8.99%      15.86      192
  Lowest Coupon            6.75%        9.00% -  9.99%      37.16      485
                                       10.00% - 10.99%      26.01      417
                                       11.00% - 11.99%      11.87      231
                                       12.00% - 15.55%       5.74      145


                                            RANGE       LEVEL PAY    BALLOON
  Wtd Avg Remaining Term   355.35            1 - 120       .21%        .00%
  Highest Remaining Term      360          121 - 180      1.29%        .11%
  Lowest Remaining Term        60          181 - 240       .40%        .00%
                                           241 - 360     97.76%        .24%


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

  Wtd Avg Seasoning          1.13
  Highest Seasoning            19
  Lowest Seasoning              0


                                          RANGE            % TOTAL   # LOANS
  Wtd Avg Orig CLTV      74.79%      0.01%  -  65.00%       15.42      349
  Highest CLTV           93.00%     65.01%  -  75.00%       30.83      444
  Lowest CLTV            16.00%     75.01%  -  80.00%       34.57      485
                                    80.01%  -  85.00%       18.09      215
                                    85.01%  -  93.00%        1.09       13


  Property Type                      Occupancy Status
    Single Family        93.73%        Primary Residence     96.76%
    Two to Four Family    3.43%        Other                  3.24%
    Other                 2.84%


  Geographics MI 31%, CA 16%, IL 7%, OH 5%, WA 4%, AZ 4%






 FLOATING RATE COLLATERAL SUMMARY CONTINUED

  6 Month LIBOR                    100.00%
  Wtg Avg Months to Next Rate Roll   6.40

                                        RANGE              % TOTAL   # LOANS
  Wtg Avg Margin       6.60%       less than or
                                    equal to 3.99%            .48         6
  Highest Margin      11.13%       4.00%  -  4.99%           5.07        51
  Lowest Margin        2.88%       5.00%  -  5.99%          27.33       342
                                   6.00%  -  6.99%          30.40       450
                                   7.00%  -  7.99%          26.29       433
                                   8.00%  - 11.13%          10.44       224

                                        RANGE              % TOTAL   # LOANS
  Wtg Avg Life Cap    16.36%      less than or
                                   equal to 14.99%          10.10       125
  Highest Life Cap    21.55%      15.00%  - 15.99%          34.89       451
  Lowest Life Cap     13.15%      16.00%  - 16.99%          30.90       464
                                  17.00%  - 17.99%          16.40       289
                                  18.00%  - 18.99%           4.72       102
                                  19.00%  - 21.55%           2.99        75

                                      CAP VALUE            % TOTAL   # LOANS
  Wtg Avg Periodic Cap   1.05%          1.00%               89.59     1,384

                ContiMortgage 1996-3 CS First Boston Computation
                                   Materials


  Highest Periodic Cap   2.00%          1.50%               10.18       120
  Lowest Periodic Cap    1.00%          2.00%                 .24         2




























The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                ContiMortgage 1996-3 CS First Boston Computation
                                   Materials


Schedule  of  Monthly  Available  Funds  Caps  for  Class  A-9  Adjustable  Rate Certificates
Assumes 6 month LIBOR remains constant at 5.625%
- ---------------------------      --------------------------       --------------------------      --------------------------
  MONTHS     COUPON CAP            MONTHS     COUPON CAP           MONTHS     COUPON CAP            MONTHS     COUPON CAP
- ---------------------------      --------------------------       --------------------------      --------------------------

7/15/96         9.26
8/15/96         9.26
9/15/96         9.27
10/15/96        9.31
11/15/96        9.69
12/15/96        10.19
1/15/97         10.29
2/15/97         10.29
3/15/97         10.30
4/15/97         10.34
5/15/97         10.70
6/15/97         11.20
7/15/97         11.29
8/15/97         10.80
9/15/97         10.80
10/15/97        10.80
11/15/97        10.94
12/15/97        11.13
1/15/98         11.20
2/15/98         11.20
3/15/98         11.20
4/15/98         11.20
5/15/98         11.20
6/15/98         11.20
7/15/98         11.20
8/15/98         11.20
9/15/98         11.20



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

10/15/98        11.20
11/15/98        11.20
12/15/98        11.20
1/15/99         11.20
2/15/99         11.20
3/15/99         11.20
4/15/99         11.20
5/15/99         11.20
6/15/99         11.20
7/15/99         11.20
8/15/99         11.20
9/15/99         11.20
10/15/99        11.20
11/15/99        11.20
12/15/99        11.20
1/15/00         11.20
2/15/00         11.20
3/15/00         11.20
4/15/00         11.20
5/15/00         11.20
6/15/00         11.20
7/15/00         11.20
8/15/00         11.20
9/15/00         11.20
10/15/00        11.20
11/15/00        11.20
12/15/00        11.20
1/15/01         11.20
2/15/01         11.20
3/15/01         11.20
4/15/01         11.20
5/15/01         11.20
6/15/01         11.20
7/15/01         11.20
8/15/01         11.20
9/15/01         11.20
10/15/01        11.20
11/15/01        11.20
12/15/01        11.20
1/15/02         11.20
2/15/02         11.20
3/15/02         11.20
4/15/02         11.20
5/15/02         11.20
6/15/02         11.20
7/15/02         11.20
8/15/02         11.20
9/15/02         11.20
10/15/02        11.20

               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials


11/15/02        11.20
12/15/02        11.20
1/15/03         11.20
2/15/03         11.20
3/15/03         11.20
4/15/03         11.20
5/15/03         11.20
6/15/03         11.20
7/15/03         11.20
8/15/03         11.20
9/15/03         11.20
10/15/03        11.20
11/15/03        11.20
12/15/03        11.20
1/15/04         11.20
2/15/04         11.20
3/15/04         11.20
4/15/04         11.20
5/15/04         11.20
6/15/04         11.20
7/15/04         11.20
8/15/04         11.20
9/15/04         11.20
10/15/04        11.20
11/15/04        11.20
12/15/04        11.20
1/15/05         11.20
2/15/05         11.20
3/15/05         11.20
4/15/05         11.20
5/15/05         11.20
6/15/05         11.20

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

7/15/05         11.20
8/15/05         11.20
9/15/05         11.20
10/15/05        11.20
11/15/05        11.20
12/15/05        11.20
1/15/06         11.20
2/15/06         11.20
3/15/06         11.20
4/15/06         11.20
5/15/06         11.20
6/15/06         11.20
7/15/06         11.20
8/15/06         11.20
9/15/06         11.20
10/15/06        11.20
11/15/06        11.20
12/15/06        11.20
1/15/07         11.20
2/15/07         11.20
3/15/07         11.20
4/15/07         11.20
5/15/07         11.20
6/15/07         11.20
7/15/07         11.20
8/15/07         11.20
9/15/07         11.20
10/15/07        11.20
11/15/07        11.20
12/15/07        11.20
1/15/08         11.20
2/15/08         11.20
3/15/08         11.20
4/15/08         11.20
5/15/08         11.20
6/15/08         11.20
7/15/08         11.20
8/15/08         11.20
9/15/08         11.20
10/15/08        11.20
11/15/08        11.20
12/15/08        11.20
1/15/09         11.20
2/15/09         11.20
3/15/09         11.21
4/15/09         11.21
5/15/09         11.21
6/15/09         11.21
7/15/09         11.21

               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials

8/15/09         11.21
9/15/09         11.21
10/15/09        11.21
11/15/09        11.21
12/15/09        11.21
1/15/10         11.21
2/15/10         11.21
3/15/10         11.21
4/15/10         11.21
5/15/10         11.21
6/15/10         11.21
7/15/10         11.21
8/15/10         11.21
9/15/10         11.21
10/15/10        11.21
11/15/10        11.21
12/15/10        11.21
1/15/11         11.21
2/15/11         11.21
3/15/11         11.21
(1) Available Funds Cap equals gross WAC on collateral minus 0.59% in months 1 to 12 and minus 1.09% thereafter.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials


Schedule of Monthly Available Funds Caps for Class A-9 Adjustable Rate Certificates
Assumes 6 month LIBOR remains constant at 5.625%
- ---------------------------      --------------------------       --------------------------      --------------------------
  MONTHS     COUPON CAP            MONTHS     COUPON CAP           MONTHS     COUPON CAP            MONTHS     COUPON CAP
- ---------------------------      --------------------------       --------------------------      --------------------------
4/15/11         11.21
5/15/11         11.21
6/15/11         11.20
7/15/11         11.20
8/15/11         11.20
9/15/11         11.20
10/15/11        11.20
11/15/11        11.20
12/15/11        11.20
1/15/12         11.20
2/15/12         11.20
3/15/12         11.20
4/15/12         11.20
5/15/12         11.20
6/15/12         11.20
7/15/12         11.20
8/15/12         11.20
9/15/12         11.20
10/15/12        11.20
11/15/12        11.20
12/15/12        11.20
1/15/13         11.20
2/15/13         11.20
3/15/13         11.20
4/15/13         11.20
5/15/13         11.20
6/15/13         11.20
7/15/13         11.20

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

8/15/13         11.20
9/15/13         11.20
10/15/13        11.20
11/15/13        11.20
12/15/13        11.20
1/15/14         11.20
2/15/14         11.20
3/15/14         11.20
4/15/14         11.20
5/15/14         11.20
6/15/14         11.20
7/15/14         11.20
8/15/14         11.20
9/15/14         11.20
10/15/14        11.20
11/15/14        11.20
12/15/14        11.20
1/15/15         11.20
2/15/15         11.20
3/15/15         11.20
4/15/15         11.20
5/15/15         11.20
6/15/15         11.20
7/15/15         11.20
8/15/15         11.20
9/15/15         11.20
10/15/15        11.20
11/15/15        11.20
12/15/15        11.20
1/15/16         11.20
2/15/16         11.20
3/15/16         11.20
4/15/16         11.20
5/15/16         11.20
6/15/16         11.20
7/15/16         11.20
8/15/16         11.20
9/15/16         11.20
10/15/16        11.20
11/15/16        11.20
12/15/16        11.20
1/15/17         11.20
2/15/17         11.20
3/15/17         11.20
4/15/17         11.20
5/15/17         11.20
6/15/17         11.20
7/15/17         11.20
8/15/17         11.20

               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials


9/15/17         11.20
10/15/17        11.20
11/15/17        11.20
12/15/17        11.20
1/15/18         11.20
2/15/18         11.20
3/15/18         11.20
4/15/18         11.20
5/15/18         11.20
6/15/18         11.20
7/15/18         11.20
8/15/18         11.20
9/15/18         11.20
10/15/18        11.20
11/15/18        11.20
12/15/18        11.20
1/15/19         11.20
2/15/19         11.20
3/15/19         11.20
4/15/19         11.20
5/15/19         11.20
6/15/19         11.20
7/15/19         11.20
8/15/19         11.20
9/15/19         11.20
10/15/19        11.20
11/15/19        11.20
12/15/19        11.20
1/15/20         11.20
2/15/20         11.20
3/15/20         11.20
4/15/20         11.20

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

5/15/20         11.20
6/15/20         11.20
7/15/20         11.20
8/15/20         11.20
9/15/20         11.20
10/15/20        11.20
11/15/20        11.20
12/15/20        11.20
1/15/21         11.20
2/15/21         11.20
3/15/21         11.20
4/15/21         11.20
5/15/21         11.20
6/15/21         11.20
7/15/21         11.20
8/15/21         11.20
9/15/21         11.21
10/15/21        11.21
11/15/21        11.21
12/15/21        11.21
1/15/22         11.21
2/15/22         11.21
3/15/22         11.21
4/15/22         11.21
5/15/22         11.21
6/15/22         11.21
7/15/22         11.21
8/15/22         11.21
9/15/22         11.21
10/15/22        11.21
11/15/22        11.21
12/15/22        11.21
1/15/23         11.21
2/15/23         11.21
3/15/23         11.21
4/15/23         11.21
5/15/23         11.21
6/15/23         11.21
7/15/23         11.21
8/15/23         11.21
9/15/23         11.21
10/15/23        11.21
11/15/23        11.21
12/15/23        11.21
1/15/24         11.21
2/15/24         11.21
3/15/24         11.21
4/15/24         11.21
5/15/24         11.21

               ContiMortgage 1996-3 CS First Boston Computational
                                   Materials


6/15/24         11.21
7/15/24         11.21
8/15/24         11.21
9/15/24         11.21
10/15/24        11.21
11/15/24        11.21
12/15/24        11.21
1/15/25         11.21
2/15/25         11.22
3/15/25         11.22
4/15/25         11.22
5/15/25         11.22
6/15/25         11.22
7/15/25         11.22
8/15/25         11.22
9/15/25         11.22
10/15/25        11.22
11/15/25        11.21
12/15/25        11.21
1/15/26         11.20
2/15/26         11.17
(1) Available Funds Cap equals gross WAC on collateral minus 0.59% in months 1 to 12 and minus 1.09% thereafter.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.